REGISTRATION RIGHTS AGREEMENT

                                     between


                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.



                                       and


                         PACIFIC LIFE INSURANCE COMPANY



                          Dated as of December 31, 2001




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                                TABLE OF CONTENTS


Section 1.     Definitions.....................................................1
Section 2.     Demand Registrations............................................3
Section 3.     Piggyback Registrations.........................................5
Section 4.     Hold-Back Agreements............................................6
Section 5.     Registration Procedures.........................................7
Section 6.     Registration Expenses..........................................11
Section 7.     Indemnification................................................11
Section 8.     Rules l44 and 144A.............................................13
Section 9.     Underwritten Registrations.....................................14
Section 10.    Covenants of Stockholder.......................................14
Section 11.    Miscellaneous..................................................14

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 31, 2001, is entered into between Pacific Life Insurance Company, a California corporation ("Stockholder") and Scottish Annuity & Life Holdings, Ltd., a Cayman Islands corporation (the "Company").

     WHEREAS, the Company has entered into a Share Purchase Agreement with Stockholder, dated August 6, 2001, as amended (the "Share Purchase Agreement"), pursuant to which and in connection with the transactions contemplated thereby, Stockholder will acquire beneficial ownership of the Shares;

     WHEREAS, the parties each desire to make certain covenants and agreements concerning, among other things, the registration from time to time of the Shares under the Securities Act of 1933, as amended (the "Securities Act"); and

     WHEREAS, concurrent with the execution and delivery hereof, Stockholder and the Company have entered into an agreement with respect to Stockholder's investment in the Company (the "Stockholder Agreement").

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, the Company and Stockholder hereby agree as follows:

Section 1.  Definitions.

     As used in this Agreement, the following terms shall have the meanings set forth below:

     "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Company Shares" means the ordinary shares, par value US $.01 per share, of the Company.

     "Delay Period" has the meaning set forth in Section 2(d) of this Agreement.

     "Demand Notice" has the meaning set forth in Section 2(a) of this Agreement.

     "Demand Registration" has the meaning set forth in Section 2(b) of this Agreement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     "Interruption Period" has the meaning set forth in Section 5(o) of this Agreement.

     "list" means the listing of any securities on any stock exchange, quotation system or other securities market in Europe, the United States or elsewhere.

     "Losses" has the meaning set forth in Section 7(a) of this Agreement.

     "Misstatement/Omission" has the meaning set forth in Section 7(a) of this Agreement.

     "Other Security Holders" has the meaning set forth in Section 2(c) of this Agreement.

     "Pacific LifeCorp" means Pacific LifeCorp, a Delaware corporation domiciled in California that is the wholly-owned subsidiary of PMHC and the direct parent corporation of Stockholder.

     "Pacific Life Entity" means (a) PMHC, (b) Pacific LifeCorp and/or (c) any direct or indirect wholly-owned subsidiary of PMHC.

     "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Piggyback Registration" has the meaning set forth in Section 3(a) of this Agreement.

     "PMHC" shall mean Pacific Mutual Holding Company, a California mutual holding company, which is the indirect parent corporation of Pacific Life Insurance Company.

     "qualify" means the qualification of any securities for sale, or of any offering document in relation thereto, with any securities regulatory authority.

     "register" means the preparation and filing of a Registration Statement in compliance with the Securities Act and the declaration or ordering by the Commission of the effectiveness of such Registration Statement.

     "Registrable Securities" means (i) the Shares, (ii) any Company Shares issued or issuable with respect to the Shares by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise and (iii) any depositary shares or depositary receipts representing or evidencing the Shares referred to in (i) and (ii) hereof. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) they have been distributed to the public pursuant to an offering registered under the Securities Act, (ii) they have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or (iii) they are eligible for immediate sale pursuant to Rule 144(k) under the Securities Act.

     "Registration Statement" means any registration statement under the Securities Act of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related prospectus and any information deemed to be a part of such prospectus pursuant to Rule 430A under the Securities Act, all amendments and supplements to such registration statement or prospectus, including pre-and post-effective amendments (including any registration statement filed pursuant to Rule 462(b) under the Securities
Act), all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder.

     "Shares" means the Company Shares acquired by Stockholder pursuant to and in connection with the Share Purchase Agreement and any other Shares acquired by Stockholder other than in violation of the Stockholder Agreement.

     "Stockholder" means Pacific Life Insurance Company and any of its affiliates that hold Company Shares.

     Unless otherwise stated, capitalized terms used but not defined herein have the meanings set forth in the Share Purchase Agreement.

Section 2.  Demand Registrations.

     (a) Demand Registration. At any time following the Closing Date, Stockholder shall have the right to require the Company to file a Registration Statement in respect of all or a portion of the Registrable Securities (a "Demand Registration"), by delivering to the Company written notice stating that such right is being exercised, specifying the number of the Registrable Securities to be included in such registration and describing the intended method of distribution thereof (a "Demand Notice"); provided, however, that the Company shall not be required to file a Registration Statement unless the total aggregate value of the Registrable Securities, as of the date of the Demand Notice, proposed to be registered by Stockholder pursuant to such Registration Statement shall exceed US$ five (5) million. As promptly as practicable, but in no event later than forty-five (45) days after the Company receives a Demand Notice, the Company shall file with the Commission and thereafter use commercially reasonable efforts to cause to be declared effective promptly a Registration Statement (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if the Company is then eligible to use such a registration) (a "Demand Registration") providing for the registration of such number of Registerable Securities Stockholder shall have demanded be registered for distribution in accordance with such intended method of distribution.

     (b) Number of Demand Registrations. Stockholder shall be entitled to request an aggregate of three (3) Demand Registrations pursuant to this Section 2; provided, however, that Stockholder shall not be entitled to request more than one (1) Demand Registration during any 12-month period. A registration shall not count as one of the permitted Demand Registrations (i) unless it has been declared or ordered effective and (ii) unless Stockholder is able to register and sell at least 50% of the Registrable Securities requested by Stockholder to be included in such registration.

     (c) Shelf Registrations. Notwithstanding anything to the contrary in this
Section 2, if the Company is eligible to register the Registerable Securities on Form S-3 (or F-3), Stockholder shall have the right to require up to two (2) such registrations per calendar year, each of which registrations shall be a "Demand Registration" for all purposes of this Agreement, except that such registrations shall not count as one or more of the three (3) Demand Registrations that the Company is required to effect pursuant to Section 2(b). Subject to paragraph (f) below, the Company may include in such registration other securities for sale for its own account or for the account of any other holders of the securities of the Company ("Other Security Holders").

     (d) Effectiveness of Registration Statements. Subject to Section 2(e), upon the occurrence of any event that would cause the Registration Statement (i) to contain a material misstatement or omission or (ii) to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, the Company shall file an amendment to the Registration Statement as soon as reasonably practicable, in the case of clause (i), correcting any such misstatement or omission and, in the case of either clause (i) or (ii), use commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement to become usable as soon as reasonably practicable thereafter. The Company agrees to use commercially reasonable efforts to keep any Registration Statement filed pursuant to this Section 2 continuously effective and usable for the sale of Registrable Securities (i) until 180 days from the date on which the Commission declares such Registration Statement effective or (ii) until all the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement, if earlier, in either case as such period may be extended pursuant to this
Section 2.

     (e) Restrictions on Demand Registrations. The Company shall have the right to delay the filing of any Registration Statement otherwise required to be prepared and filed by the Company pursuant to this Section 2, or to suspend the use of any Registration Statement, for such period as set forth below (a "Delay Period"), if:

          (i) the Board of Directors of the Company determines that, in the Board of Director's reasonable judgment and good faith, the registration and distribution of the Registrable Securities covered or to be covered by such Registration Statement would materially interfere with any pending financing, acquisition, reorganization or other material transaction involving the Company or any of its subsidiaries or would require disclosure of any other material corporate development that the Company is not otherwise required or prepared to disclose, for a period not in excess of 90 days; provided, however, that the Company may not exercise this right more than twice in any 12 month period; or

          (ii) the Demand Registration would require that the Company prepare audited financial statements as of a date other than its fiscal year end (unless Stockholder agrees to pay the expenses of such an audit), until such time as year-end audited financial statements become available.

     (f) The Company will promptly give Stockholder written notice of such determination and an approximation of the period of the anticipated delay. Stockholder agrees to cease all public disposition efforts under such Registration Statement with respect to Registrable Securities immediately upon receipt of notice of the beginning of any Delay Period. The Company shall provide written notice to Stockholder of the end of each Delay Period. The time period for which the Company is required to maintain the effectiveness of a Registration Statement referred to in Section 2(d) hereto shall be extended by the aggregate number of days of all Delay Periods and Interruption Periods affecting such Registration.

     (g) Other Registration Rights. The Company shall not enter into any agreement granting any Other Security Holder piggyback rights to include such Other Security Holder's securities in any registration in which Stockholder has the right to include Registrable Securities on a priority basis more favorable to such Other Security Holder than is provided to Stockholder pursuant to
Section 3(b).

     (h) Withdrawal of Demand Notice. In connection with a Demand Notice delivered by Stockholder pursuant to this Section 2, Stockholder may, at any time prior to the effective date of the Registration Statement in respect thereof, withdraw such Demand Notice by providing written notice to Company to such effect; provided, however, that no such withdrawn Demand Notice shall be deemed to have been a Demand Registration if such Demand Notice is withdrawn prior to the filing by the Company of a Registration Statement pursuant thereto or if Stockholder elects to bear all expenses associated with such withdrawn Demand Notice and the Registration Statement pursuant thereto.

     (i) Preemption of Demand Registration. Notwithstanding anything to the contrary contained herein, after receiving a written request for a Demand Registration, the Company may elect to effect an underwritten primary registration in lieu of the Demand Registration if the Company's Board of Directors believes that such primary registration would be in the best interests of the Company. If the Company so elects to effect a primary registration, the Company shall give prompt written notice (which shall be given not later than thirty (30) days after the date of the Demand Notice) to Stockholder of its intention to effect such a registration and shall afford Stockholder the rights contained in Section 3 with respect to Piggyback Registrations. In the event that the Company so elects to effect a primary registration after receiving a request for a Demand Registration, the Company shall use commercially reasonable efforts to have the Registration Statement declared effective by the Commission as soon as reasonably practicable. In addition, the request for a Demand Registration shall be deemed to have been withdrawn and such primary registration shall not be deemed to be a Demand Registration.

Section 3.  Piggyback Registrations.

     (a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities (other than Registrable Securities) under the Securities Act (other than a registration statement on Form S-4 (or F-4) or S-8 (or F-8)(or any successor forms to such Forms), whether or not for sale for its own account, the Company will give prompt written notice of such proposed filing to Stockholder at least thirty (30) days before the anticipated filing date. Such notice shall offer Stockholder the opportunity to register such amount of Registrable Securities as it shall request (a "Piggyback Registration"). Subject to Sections 3(b) and 3(c) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after such notice has been given by Stockholder to the Company. If the Registration Statement relating to the Piggyback Registration is to cover an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. Stockholder shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective time of such Piggyback Registration.

     (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company by or through one or more underwriters of recognized standing and the lead underwriters advise the Company that, in their good faith judgment, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the Company will include in the Registration Statement relating to such registration (i) first, the securities the Company proposes to sell, and
(ii) second, the Registrable Securities requested to be included in such registration by Stockholder and the securities requested to be included in such registration by Other Security Holders, reduced, in each case, on a pro rata basis, based on the amount of Registrable Securities owned by Stockholder or the securities owned by each such Other Security Holder.

     (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of Other Security Holders by or through one or more underwriters of recognized standing and the lead underwriters advise the Company that, in their good faith judgment, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, the Company will include in such registration the securities owned by such Other Security Holders and the Registrable Securities requested to be included in such registration by Stockholder, reduced, in each case, on a pro rata basis, based on the amount of Registrable Securities owned by Stockholder or the securities owned by each such Other Security Holder.

Section 4.  Hold-Back Agreements.

     (a) Company Hold-Back. The Company agrees (i) if so required by the lead underwriters of an underwritten offering effected pursuant to a Registration Statement under Section 2 or 3 hereof, not to effect any public or private sale or distribution of securities of the same type (including any underlying securities) as the Registrable Securities included in such underwritten registration, or any securities convertible into or exchangeable or exercisable for such securities, during the ten (10) days prior to the pricing of such offering and until the earlier of (A) the end of the 120-day period beginning on the date of pricing of such offering (except as part of such underwritten offering and except pursuant to registrations on Form S-4 (or F-4) or Form S-8 (or F-8) (or any successor forms to such Forms)), unless the lead underwriters for such offering otherwise agree, and (B) the abandonment of such offering, and
(ii) to use commercially reasonable efforts to cause each holder of securities of the same type as the securities included in such underwritten offering, or any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a registered public offering), to agree not to effect any public or private sale or distribution or otherwise dispose (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the lead underwriters for such offering otherwise agree.

     (b) Stockholder Hold-Back. If the Company registers securities of the Company in connection with an underwritten public offering of Company Shares solely by the Company, Stockholder, if so requested by the lead underwriters of such underwritten offering, agrees not to effect any public sale or distribution of any of the Registrable Securities, including any sale pursuant to Rule 144 under the Securities Act (other than as a part of such underwritten public offering) without the consent of the Company or such lead underwriters during the period commencing on a date specified by the lead underwriters, such date not to exceed ten (10) days prior to the effective date of such Registration Statement, and ending on the earlier of (A) 120 days after the pricing of such offering, (B) the abandonment of such offering and (C) the first date on which the Company or any affiliate or executive officer of the Company is permitted to sell Company Shares.

Section 5.  Registration Procedures.

     Whenever the Company is required to register Registrable Securities pursuant to Section 2 or 3 hereof, the Company will use commercially reasonable efforts to effect the registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities as prescribed by Section 2 or 3 on a form available for the sale of the Registrable Securities by Stockholder in accordance with the intended method or methods of distribution thereof and use commercially reasonable efforts to cause each such Registration Statement to become and remain effective within the time periods and otherwise as provided herein;

     (b) prepare and file with the Commission such amendments, (including post-effective amendments) to the Registration Statement and such supplements to the prospectus as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

     (c) furnish to Stockholder and to each underwriter, if any, such number of copies of such Registration Statement, each amendment and post-effective amendment thereto, the prospectus included in such Registration Statement (including each preliminary prospectus and any supplement to such prospectus and any other prospectus filed under Rule 424 of the Securities Act), in each case including all exhibits, and such other documents as Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Stockholder or to be disposed of by such underwriter (the Company hereby consenting to the use in accordance with all applicable law of each such Registration Statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by Stockholder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Registration Statement or prospectus);

     (d) use commercially reasonable efforts to register or qualify and, if applicable, to cooperate with Stockholder, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, the Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Stockholder or lead underwriters (if any) shall reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or (ii) to consent to general service of process or taxation in any such jurisdiction where it is not so subject;

     (e) use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class as the Registrable Securities are then listed and, if not so listed, to be listed on NASDAQ or a national securities exchange selected by the Company;

     (f) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number or other recognized securities identification number for all such Registrable Securities not later than the effective date of such Registration Statement;

     (g) comply with all applicable rules and regulations of the Commission, and make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (or in each case within such extended period of time as may be permitted by the Commission for filing the applicable report with the Commission) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten offering or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period;

     (h) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities included therein for sale in any jurisdiction, and, in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use commercially reasonable efforts promptly to obtain the withdrawal of such order at the earliest possible moment;

     (i) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the lead underwriters, if any, and Stockholder) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, if any, and Stockholder, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as the lead underwriters, if any, or Stockholder may reasonably request;

     (j) obtain opinions of independent counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead underwriters, if any, and Stockholder), addressed to Stockholder and each of the underwriters, if any, covering the matters customarily covered in opinions of issuer's counsel requested in underwritten offerings, such as the effectiveness of the Registration Statement and such other matters as may be requested by such counsel and lead underwriters, if any;

     (k) promptly notify Stockholder and the lead underwriters, if any, and confirm such notice in writing,

          (i) when a prospectus or any supplement or post-effective amendment to such prospectus has been filed and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has become effective,

          (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information,

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any prospectus or the initiation of any proceedings by any Person for that purpose,

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale under the securities or blue sky laws of any jurisdiction, or the contemplation, initiation or threatening of any proceeding for such purpose, and

          (v) of the happening of any event or the existence of any facts that make any statement made in such Registration Statement or prospectus untrue in any material respect or that require the making of any changes in such Registration Statement or prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any prospectus), not misleading (which notice shall be accompanied by an instruction to Stockholder and the lead underwriters, if any, to suspend the use of the prospectus until the requisite changes have been made);

     (l) if requested by the lead underwriters, if any, or Stockholder, promptly incorporate in a prospectus, supplement or post-effective amendment such information as the lead underwriters, if any, and Stockholder reasonably request to be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to the underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus, supplement or post-effective amendment promptly following notification of the matters to be incorporated in such supplement or post-effective amendment;

     (m) furnish to Stockholder and the lead underwriters, without charge, at least one signed copy of the Registration Statement;

     (n) as promptly as practicable upon the occurrence of any event contemplated by clause 5(k)(v) above, prepare a supplement or post-effective amendment to the Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold hereunder, the prospectus will not contain an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

     (o) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by Stockholder or by the lead underwriters (including cooperating in reasonable marketing efforts, including participation by the senior executives of the Company in any "roadshow" or similar meeting with potential investors) in order to expedite or facilitate the disposition of such Registrable Securities and, in connection therewith, provide indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

     Stockholder agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 5(k)(iii), (iv) or
(v), Stockholder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement until Stockholder's receipt of the copies of the supplemented or amended Registration Statement contemplated by
Section 5(n), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus (such period during which disposition is discontinued being an "Interruption Period"), and, if so directed by the Company, Stockholder will deliver to the Company all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 6.  Registration Expenses.

     (a) Expenses Generally. The Company shall bear all expenses incurred in connection with the registration or attempted registration of the Registrable Securities pursuant to Sections 2 and 3 of this Agreement as provided herein. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company or Stockholder and all registration and filing fees imposed by the Commission, any state securities commission or the principal national securities exchange or national market system on which the Shares are then traded or quoted. Notwithstanding the foregoing sentence, Stockholder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities.

     (b) Withdrawal of Registration Statement. The obligation of the Company to bear the expenses described in Section 6(a) shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended or is converted to another form of registration, irrespective of when any of the foregoing shall occur; provided, however, that the expenses described in Section 6(a) related to any Registration Statement withdrawn solely at the request of Stockholder or any supplements or amendments to a Registration Statement resulting from a Misstatement/Omission by Stockholder shall be borne solely by Stockholder.

Section 7.  Indemnification.

     (a) Indemnification by Company. The Company agrees to indemnify, to the fullest extent permitted by law, Stockholder, each affiliate of Stockholder and each officer, director, employee, counsel, agent or representative of Stockholder and its affiliates and each Person who controls any such Person (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) against, and hold it and them harmless from, all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees and disbursements) and expenses, including expenses of investigation (collectively, "Losses") arising out of, caused by or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (a "Misstatement/Omission"), or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; provided, however, that the Company shall not be liable insofar as such Misstatement/Omission or violation is made in reliance upon and in conformity with information furnished in writing to the Company by Stockholder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of Stockholder. This indemnity shall be in addition to any other indemnification arrangements to which Company may otherwise be party.

     (b) Indemnification by Stockholder. In connection with any Registration Statement in which Stockholder is participating, Stockholder agrees to indemnify, to the fullest extent permitted by law, the Company and each affiliate, employee, counsel, agent, representative, director or officer of the Company and each Person who controls the Company (within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act) against, and hold it harmless from, any Losses arising out of or based upon any Misstatement/Omission contained in the Registration Statement, if and to the extent that such Misstatement/Omission arose out of or was based upon information furnished in writing by Stockholder for use therein. The obligation of Stockholder to indemnify will be limited to the net amount of proceeds (net of payment of all expenses) received by Stockholder from the sale of Registrable Securities pursuant to such Registration Statement giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. In case any action, claim or proceeding shall be brought against any Person entitled to indemnification hereunder, such indemnified party shall promptly notify each indemnifying party in writing, and such indemnifying party shall assume the defense thereof including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses incurred in connection with the defense thereof. The failure to so notify such indemnifying party shall not affect any obligation it may have to any indemnified party under this Agreement or otherwise except to the extent that (as finally determined by a court of competent jurisdiction (which determination is not subject to review or appeal)) such failure materially prejudiced such indemnifying party. Each indemnified party shall have the right to employ separate counsel in such action, claim or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of each indemnified party unless: (i) such indemnifying party has agreed to pay such expenses; (ii) such indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to such indemnified party; or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and such indemnifying party or an affiliate or controlling person of such indemnifying party, and such indemnified party shall have been advised by counsel that either (x) there may be one or more legal defenses available to it which are different from or in addition to those available to such indemnifying party or such affiliate or controlling person or (y) a conflict of interest may exist if such counsel represents such indemnified party and such indemnifying party or its affiliate or controlling person; provided, however, that such indemnifying party shall not, in connection with any one such action or proceeding, or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), which counsel shall be designated by such indemnified party.

     No indemnified party shall be liable for any settlement effected without its written consent. Each indemnifying party agrees, jointly and severally, that it will not, without the indemnified party's prior written consent, consent to entry of any judgment or settle or compromise any pending or threatened claim, action or proceeding in respect of which indemnification or contribution may be sought hereunder unless the foregoing contains an unconditional release, in form and substance reasonably satisfactory to the indemnified parties, of the indemnified parties from all liability and obligation arising therefrom. The indemnifying party's liability to any such indemnified party hereunder shall not be extinguished solely because any other indemnified party is not entitled to indemnity hereunder.

     (d) Survival. The indemnification provided for under this Agreement will
(i) remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party, (ii) survive the transfer of securities and
(iii) survive the termination of this Agreement.

     (e) Right to Contribution. If the indemnification provided for in this
Section 7 is unavailable to, or insufficient to hold harmless, an indemnified party under Section 7(a) or Section 7(b) above in respect of any Losses referred to in such Sections, then each applicable indemnifying party shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of Stockholder, on the other, in connection with the Misstatement/Omission which resulted in such Losses, taking into account any other relevant equitable considerations. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c) above, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation, lawsuit or legal or administrative action or proceeding.

     The relative fault of the Company, on the one hand, and of Stockholder, on the other, shall be determined by reference to, among other things, whether the relevant Misstatement/Omission relates to information supplied by the Company or by Stockholder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement/Omission.

     The Company and Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7(e), Stockholder shall not be required to contribute any amount in excess of the amount by which (i) the amount (net of payment of all expenses) at which the securities that were sold by Stockholder and distributed to the public were offered to the public exceeds (ii) the amount of any damages which Stockholder has otherwise been required to pay by reason of such Misstatement/Omission.

     No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 8.  Rules l44 and 144A.

     The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of Stockholder, make publicly available other information) and will take such further action as Stockholder may reasonably request, all to the extent required from time to time to enable Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

Section 9.  Underwritten Registrations.

     In the case of any underwritten offering pursuant to a Demand Registration under Section 2 hereof, the lead underwriters thereof shall be selected by Stockholder and shall be reasonably satisfactory to the Company.

Section 10. Covenants of Stockholder.

     Stockholder hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of any Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in any Registration Statement, and any amendment or supplement thereto, to any purchaser from such Stockholder of the Registrable Securities covered by the Registration Statement and (c) to notify the Company within ten days after any sale of Registrable Securities by Stockholder.

Section 11. Miscellaneous.

     (a) Consent to Jurisdiction and Service of Process. Any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted in any United States Federal court located in the Southern District of New York, State of New York, and each party hereto agrees not to assert as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of such court in any such action, suit or proceeding. The Company and its subsidiaries hereby appoint CT Corporation System of New York as their authorized agent to accept and acknowledge on such parties' behalf service of any and all process that may be served in any such action suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given properly pursuant to the United States Federal Rules of Civil Procedure or other applicable rules. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any jurisdiction other than New York.

     (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

     (c) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable air courier guaranteeing overnight delivery (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or sent by telecopier:

                  If to the Company:

                  Scottish Annuity & Life Holdings Ltd.
                  Crown House, 3rd Floor
                  4 Par-la-Ville Road
                  Hamilton, Bermuda HM12
                  Attention:  Scott E. Willkomm
                  President and Chief Financial Officer
                  Fax: (441) 295-7576

                  with a copy to:

                  LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                  125 West 55th Street
                  New York, New York  10019
                  Attention:  Hugh T. McCormick, Esq.
                  Fax: (212) 424-8500

                  If to Stockholder:

                  Pacific Life Insurance Company
                  700 Newport Center Drive
                  Newport Beach, CA 92660-6397
                  Attention:  General Counsel
                  Fax: (949) 219-3706

                  with a copy to:

                  Gibson, Dunn & Crutcher LLP
                  333 South Grand Avenue
                  Los Angeles, California  90071-3197
                  Attention:  Karen E. Bertero
                  Fax:  213-229-6360

or to such other address or to the attention of such other personas the recipient party has specified by prior written notice to the sending party. Any notice, demand or other communication given hereunder will be deemed to have been given as of the date so delivered; as of the first business day after being delivered to an overnight air courier guaranteeing overnight delivery; on the fifth business day after being mailed; or when transmission has been completed, if telecopied; as the case may be.

     (d) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (e) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with, adversely effects or violates the rights granted to Stockholder in this Agreement. To the extent that this Agreement is inconsistent with, adversely effects or violates the rights granted to Other Security Holders under any other agreement previously entered into by and between the Company and such Other Security Holders, such inconsistency, adverse effect or violation shall be remedied, to the extent necessary and possible, by granting such Other Security Holders the rights afforded to Stockholder under this Agreement.

     (f) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights provided in the Share Purchase Agreement or granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance or injunctive relief that a remedy at law would be adequate. Accordingly, any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (g) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement, including the provisions of this sentence, may be amended, modified, supplemented or waived only upon the prior written consent of the parties hereto.

     (h) Successors and Assigns. This Agreement shall not be assigned, in whole or in part, by any party hereto without the written consent of the other party; provided, however, that Stockholder may, without written consent of the Company, assign its rights and delegate its duties hereunder to any Pacific Life Entity. Notwithstanding the foregoing, the rights and duties of a party hereto may only be assigned to a third party, including a Pacific Life Entity, if such third party agrees in writing to be bound by this Agreement.

     (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     (j) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     (l) Counterparts. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but each of which when so executed shall be deemed to be an original and all such counterparts taken together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF the parties hereto have or have caused this Registration Rights Agreement to be duly executed as of the date first above written.



                                 SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                 By: /s/ Scott E. Willkomm
                                    -----------------------------------
                                         Scott E. Willkomm
                                         President and Chief Financial Officer


                                 PACIFIC LIFE INSURANCE COMPANY


                                 By: /s/ Glenn S. Schafer
                                    -----------------------------------
                                         Glenn S. Schafer
                                         President


                                 By: /s/ Audrey L. Milfs
                                    -----------------------------------
                                         Audrey L. Milfs
                                         Vice President and Secretary